UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2021

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Domino’s Pizza, Inc. (the “Company”) or any subsidiary of the Company.

Item 8.01	Other events.

In connection with the planned issuance and sale of $850 million of new Series 2021-1 2.662% Fixed Rate Senior Secured Notes, Class A-2-I with an anticipated term of 7.5 years (the “A-2-I Notes”) and $1 billion of new Series 2021-1 3.151% Fixed Rate Senior Secured Notes, Class A-2-II with an anticipated term of 10 years (together with the A-2-I Notes, the “2021 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), entered into a purchase agreement (the “Purchase Agreement”), dated April 8, 2021, by and among the Co-Issuers, the Company, Domino’s Pizza LLC, Domino’s, Inc., the guarantors party thereto (collectively, the “Domino’s Parties”) and Guggenheim Securities, LLC and Barclays Capital Inc. as initial purchasers (the “Initial Purchasers”). The Purchase Agreement includes customary representations, warranties and covenants by the Domino’s Parties. It also provides that the Domino’s Parties will indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act. The closing of the sale of the 2021 Notes is anticipated to occur on April 16, 2021 and is subject to the satisfaction of various customary closing conditions specified in the Purchase Agreement. A copy of the Purchase Agreement is filed as Exhibit 99.1 hereto.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements,” and include statements regarding the anticipated financing transactions contemplated by certain of the Company’s subsidiaries. These statements involve significant risks and uncertainties and you should not place considerable reliance on such statements. The Company is providing this information as of the date hereof and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information or future events, or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Purchase Agreement, dated April 8, 2021, among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as Guarantor, Domino’s Pizza LLC, as manager, the Company and Domino’s Inc., as parent companies, and Guggenheim Securities, LLC and Barclays Capital Inc., as initial purchasers.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

/s/ Stuart A. Levy
Name:	Stuart A. Levy
Title:	Executive Vice President, Chief Financial Officer

Date: April 9, 2021